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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 19, 2003



                                IMAX CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     CANADA
             ------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


               0-24216                                 98-0140269
     --------------------------       ---------------------------------------
      (Commission File Number)         (I.R.S. Employer Identification No.)


      2525 SPEAKMAN DRIVE, SHERIDAN PARK, MISSISSAUGA, ONTARIO L5K 1B1
      -----------------------------------------------------------------
      (Address of Principal Executive Offices)           (Zip Code)


                                 (905) 403-6500
          -------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)






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ITEM 5.  OTHER EVENTS.

IMAX Corporation (the "Corporation") announced that it has signed a purchase agreement for the sale of $160 million in aggregate principal amount of 9 5/8% senior notes with a maturity of December 1, 2010. All of the proceeds of this offering will be used to purchase or redeem the Corporation's outstanding 7 7/8% senior notes due December 2005, plus related fees and expenses, completing the Corporation's initiative, begun in 2001, of addressing the refinancing of its outstanding debt. The notes have not been, and will not be registered under the U.S. Securities Act of 1933 or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

The Corporation announced that it has modified its offer to purchase all of its outstanding $152.8 million principal amount of 7 7/8 % Senior Notes due 2005. Under the terms of the revised tender offer, the total consideration to be paid to holders that tender their Senior Notes and deliver their consents prior to 12:01 a.m., New York City time, on the extended consent date, December 4, 2003, will be equal to $1,020.50 per $1,000 principal amount of the Senior Notes, which includes an increased consent payment of $3.31 per $1,000 principal amount of the Senior Notes. Holders that tender their Senior Notes after 12:01 a.m. on December 4, 2003, and prior to the expiration of the tender offer, will receive $1,017.19 per $1,000 principal amount of the Senior Notes. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The Corporation further announced that it has modified its offer to purchase all of its outstanding $152.8 million principal amount of 7 7/8 % Senior Notes due 2005. Under the terms of the revised tender offer, the total consideration to be paid to holders that tender their Senior Notes and deliver their consents prior to 12:01 a.m., New York City time, on the extended consent date, December 4, 2003, will be equal to $1,025 per $1,000 principal amount of the Senior Notes, which includes an increased consent payment of $7.81 per $1,000 principal amount of the Senior Notes. Holders that tender their Senior Notes after 12:01 a.m. on December 4, 2003, and prior to the expiration of the tender offer, will receive $1,017.19 per $1,000 principal amount of the Senior Notes. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   IMAX CORPORATION
                                   (Registrant)




Date: November 21, 2003            By           /s/ Robert D. Lister
                                       -----------------------------------------
                                   Name: Robert D. Lister
                                         Executive Vice President, Business &
                                         Legal Affairs and General Counsel



                                   By:            /s/ G. Mary Ruby
                                       -----------------------------------------
                                   Name: G. Mary Ruby
                                         Senior Vice President, Legal Affairs
                                         and Corporate Secretary



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                                  EXHIBIT INDEX

Exhibit         Description
-------         -----------
99.1            Press Release dated November 19, 2003

99.2            Press Release dated November 19, 2003

99.3            Press Release dated November 19, 2003